UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 1, 2008
Royal Gold, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13357	84-0835164
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1660 Wynkoop Street, Suite 1000, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 303-573-1660
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     Effective October 1, 2008, Royal Gold, Inc. (“Royal Gold”) completed its acquisition of a portfolio of royalties from Barrick Gold Corporation (“Barrick”) for $181,500,000 in cash and a restructuring of Royal Gold’s GSR2, GSR3 and NVR1 royalties at Barrick’s Cortez Pipeline Mining Complex to Barrick for $31,500,000 in cash. The transactions were completed pursuant to the Royalty Purchase and Sale Agreement dated July 30, 2008 (“Purchase Agreement”). The royalty portfolio acquired consists of royalties on 72 properties, including 8 producing royalties, 2 development stage properties, 19 evaluation stage properties, and 43 exploration projects. As a result of the restructuring of Royal Gold’s royalties at the Cortez Pipeline Mining Complex, Royal Gold’s GSR2 royalty, which ranged from 0.72% to 9.0%, was reduced to match the sliding-scale royalty rate on Royal Gold’s GSR1 royalty, ranging from 0.40% to 5.0%, and Royal Gold’s 0.71% GSR3 and 0.39% NVR1 royalties on the undeveloped Crossroads deposit claims were transferred to Barrick. Royal Gold’s GSR1 royalty and the portions of its GSR3 and NVR1 royalties that cover areas outside of the Crossroads deposit claims at the Cortez Pipeline Mining Complex were not affected by the transaction.
     On October 6, 2008, Royal Gold issued a press release announcing the successful completion of the transaction. The press release is attached hereto as Exhibit 99.1 and the information contained in the press release is incorporated by reference into this Item 2.01. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 hereto and incorporated by reference into this Item 2.01.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Royalty Purchase and Sale Agreement between Royal Gold, Inc. and Barrick Gold Corporation dated July 30, 2008 (filed as Exhibit 10.44 to Royal Gold’s Annual Report on Form 10-K on August 20, 2008 and incorporated herein by reference).

99.1	Press Release dated October 6, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

By: Name:	/s/ Karen Gross Karen Gross
Title:	Vice President & Corporate Secretary
Dated: October 7, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Royalty Purchase and Sale Agreement between Royal Gold, Inc. and Barrick Gold Corporation dated July 30, 2008 (filed as Exhibit 10.44 to Royal Gold’s Annual Report on Form 10-K filed on August 20, 2008 and incorporated herein by reference).

99.1	Press Release dated October 6, 2008.